UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-203560	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the filing following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01Entry into a Material Definitive Agreement

On May 12, 2016, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) entered into a commercial paper program (the “Program”) pursuant to which Tri-State may issue short-term, unsecured commercial paper notes (the “Notes”) pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Amounts available under the Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate face or principal amount of the Notes outstanding under the Program at any time not to exceed $500,000,000. The Notes will be issued in a minimum denomination of $250,000 or integral multiples of $1,000 in excess thereof. The Notes will have maturities of up to 397 days from the date of issue. The Notes will rank at least pari passu with all of Tri-State’s other unsecured and unsubordinated indebtedness. The net proceeds of the issuances of the Notes are expected to be used for general corporate purposes. No Notes are currently outstanding under the Program.

Two commercial paper dealers will each act as a dealer under the Program (each, a “Dealer” and collectively, the “Dealers”) pursuant to the terms and conditions of the respective commercial paper dealer agreement entered into between Tri-State and each Dealer (each, a “Dealer Agreement” and collectively, the “Dealer Agreements”). Tri-State may engage additional commercial paper dealers to act as a dealer under the Program. A national bank will act as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement.

The Dealer Agreements provide the terms under which the Dealers will either purchase from Tri-State or arrange for the sale by Tri-State of the Notes pursuant to an exemption from federal and state securities laws. The Dealer Agreements contain customary representations, warranties, covenants, events of default and indemnification provisions.

The foregoing description of the form of Dealer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Dealer Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

From time to time, the Dealers and certain of their affiliates have provided, and may in the future provide, investment banking, financial advisory, lending and/or commercial banking services or other services to Tri-State and/or its affiliates for which the Dealers have received, or may in the future receive customary compensation and expense reimbursement.

Item  2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the information regarding the Dealer Agreement set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item  9.01Financial Statements and Exhibits.

(d)   Exhibits

10.1    Form of Commercial Paper Dealer Agreement between Tri-State, as Issuer, and the Dealer party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: May 13, 2016	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President and Chief Financial Officer